FORM 8

                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                AMENDMENT TO APPLICATION OR REPORT

  Filed pursuant to Section 12, 13, or 15 (d) of THE SECURITIES

                        EXCHANGE ACT OF 1934


                          FONAR CORPORATION

         (Exact name of registrant as specified in charter)

                      Commission File No. 0-10248

                           AMENDMENT NO. 1

    The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K (Date of Earliest Event Reported: July 31, 1997) as set forth in the pages attached hereto:

    Item 7 (Financial Statements and Exhibits).

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             FONAR CORPORATION
                                               (Registrant)


                                       By: /s/ Raymond V. Damadian
                                           Raymond V. Damadian
                                           President & Chairman

Date:  October 14, 1997


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Financial Statements. Separate financial statements of the acquired business, Raymond V. Damadian, M.D. MR Scanning Centers Management Company ("RVDC"), are not presented with this report pursuant to Sections 3.05
(b)(4)(iii) and (iv) of Regulation S-X. Reference is made to the Registrant's financial statements and the notes thereto contained in Item 8 of the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1997, Commission File No. 0-10248, which are incorporated herein by reference. Said financial statements of the Registrant reflect the operating results, assets and liabilities of RVDC.

Exhibits.  Previously filed.